UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2021

GOOD WORKS ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39126	85-1614529
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

4265 San Felipe, Suite 603

Houston, Texas

(Address of principal executive offices)

(713) 468-2717

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	GWAC	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	GWACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into A Material Definitive Agreement.

Merger Agreement

On March [ ● ], 2021, Good Works Acquisition Corp., a Delaware corporation (“Good Works”), entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Currency Merger Sub, Inc., a Delaware corporation and a wholly-owned direct subsidiary of Good Works (“Merger Sub”), and Cipher Mining Technologies Inc., a Delaware corporation (“Cipher”).

The Merger Agreement and the transactions contemplated thereby were approved by the boards of directors of each of Good Works and Cipher.

The Business Combination

The Merger Agreement provides for, among other things, the following transactions at the closing: (i) Merger Sub will merge with and into Cipher, with Cipher as the surviving company in the merger and, after giving effect to such merger, continuing as a wholly-owned subsidiary of Good Works (the “Merger”) and, in connection with the Merger, (ii) Good Works will change its name to Cipher Mining Inc. The Merger and the other transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination”.

The Business Combination is expected to close in the second quarter of 2021, following the receipt of the required approval by Good Works’s stockholders and the fulfillment (or waiver) of other customary closing conditions.

Business Combination Consideration

In accordance with the terms and subject to the conditions of the Merger Agreement, each share of Cipher common stock, par value $0.001 issued and outstanding shall be converted into the right to receive four hundred thousand (400,000) shares of Good Works common stock, par value $0.001 (“Good Works Common Stock”); provided that the exchange ratio shall be adjusted as needed to ensure the aggregate Merger consideration received by the sole stockholder of Cipher equals two hundred million (200,000,000) shares of Good Works Common Stock (at a value of ten dollars ($10.00) per share).

Governance

Good Works has agreed to take all action within its power as may be necessary or appropriate such that, effective immediately after the closing of the Business Combination, Cipher Mining Inc.’s board of directors shall consist of seven directors, which directors shall be nominated pursuant to the Merger Agreement, which nominees include one Good Works designee. Additionally, the current Cipher management team will move to Good Works in their current roles and titles.

Representations and Warranties; Covenants

The Merger Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type, including with respect to the operations of Good Works and Cipher and that each of the parties have undertaken to procure approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). In addition, Good Works has agreed to adopt an equity incentive plan as described in the Merger Agreement.

Conditions to Each Party’s Obligations

The obligation of Good Works and Cipher to consummate the Business Combination is subject to certain closing conditions, including, but not limited to, (i) the expiration or termination of the applicable waiting period under the HSR Act, (ii) the approval of Good Works’s stockholders, (iii) the approval of Cipher’s stockholders and (iv) the Registration Statement (as defined below) becoming effective.

In addition, the obligation of Good Works to consummate the Business Combination is subject to the fulfillment (or waiver) of other closing conditions, including, but not limited to, (i) the representations and warranties of Cipher being true and correct to the standards applicable to such representations and warranties and each of the covenants of Cipher having been performed or complied with in all material respect, (ii) the delivery to Good Works of evidence of satisfactory Tail Insurance (as defined in the Merger Agreement) to be bound as of the closing, and (iii) delivery of all ancillary agreements required to be executed and delivered by Cipher or its sole stockholder and (iv) no Material Adverse Effect (as defined in the Merger Agreement) shall have occurred.

The obligation of Cipher to consummate the Business Combination is also subject to the fulfillment (or waiver) of other closing conditions, including, but not limited to, (i) the representations and warranties of Good Works and Merger Sub being true and correct to the standards applicable to such representations and warranties and each of the covenants of Good Works having been performed or complied with in all material respects, (ii) the aggregate cash proceeds from Good Works’s trust account, together with the proceeds from the PIPE Financing (as defined below), equaling no less than $400,000,000 (after deducting any amounts paid to Good Works stockholders that exercise their redemption rights in connection with the Business Combination and net of unpaid transaction expenses incurred or subject to reimbursement by Good Works), (iii) Good Works’s total outstanding Indebtedness (as defined in the Merger Agreement) shall be less than twenty-five million dollars ($25,000,000.00), and (iv) the approval by Nasdaq of Good Works’s listing application in connection with the Business Combination.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the closing of the Business Combination, including, but not limited to, (i) by mutual written consent of Good Works and Cipher, (ii) by Good Works if there is any breach of the representations and warranties of Cipher or if Cipher Mining fails to perform any covenant or agreement set forth in the Merger Agreement, in each case, such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iii) termination by Cipher if there is any breach of the representations and warranties of Good Works or if Good Works fails to perform any covenant or agreement set forth in the Merger Agreement, in each case, such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iv) subject to certain limited exceptions, by either Good Works or Cipher if the Business Combination is not consummated within six months of signing of the Merger Agreement, (v) by either Good Works or Cipher if certain required approvals are not obtained by Good Works stockholders after the conclusion of a meeting of Good Works’s stockholders held for such purpose at which such stockholders voted on such approvals, and (vi) termination by Good Works if Cipher’s sole stockholder does not deliver to Good Works a written consent approving the Business Combination within ten business days of the Consent Solicitation Statement (as defined in the Merger Agreement) being disseminated.

If the Merger Agreement is validly terminated, none of the parties to the Merger Agreement will have any liability or any further obligation under the Merger Agreement other than customary confidentiality obligations, except in the case of Willful Breach (as defined in the Merger Agreement).

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Merger Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Good Works does not believe that these schedules contain information that is material to an investment decision.

Good Works Sponsor Support Agreement

Concurrently with the execution of the Merger Agreement, Good Works, and I-B Good Works, LLC (the “Sponsor”) and certain other stockholders of Good Works entered into an Acquiror Support Agreement (the “Acquiror Support Agreement”) pursuant to which the parties agreed to, among other things, (i) vote at any meeting of the stockholders of Good Works all of its shares of Good Works Common Stock held of record or thereafter acquired in favor of the Proposals (as defined in the Merger Agreement), (ii) be bound by certain other covenants and agreements related to the Business Combination and (iii) be bound by certain transfer restrictions with respect to such securities, prior to the closing of the Business Combination, in each case, on the terms and subject to the conditions set forth in the Acquiror Support Agreement.

The foregoing description of the Acquiror Support Agreement is subject to and qualified in its entirety by reference to the full text of the form of Acquiror Support Agreement, a copy of which is included as Exhibit D to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Cipher Support Agreement

Concurrently with the execution of the Merger Agreement, the sole stockholder of Cipher representing the requisite votes necessary to approve the Business Combination entered into support agreements (the “Company Support Agreement”) with Good Works and Cipher, pursuant to which such holder agreed to (i) vote at any meeting of the stockholders of Cipher all of its Cipher Common Stock held of record or thereafter acquired in favor of the Proposals (as defined in the Merger Agreement) and appoint Good Works as such holder’s proxy, (ii) be bound by certain other covenants and agreements related to the Business Combination and (iii) be bound by certain transfer restrictions with respect to such securities, in each case, on the terms and subject to the conditions set forth in the Company Support Agreement.

The foregoing description of the Company Support Agreement is subject to and qualified in its entirety by reference to the full text of the form of Company Support Agreement, a copy of which is included as Exhibit C to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Restrictive Covenant Agreements

Concurrently with the execution of the Merger Agreement, Bitfury Top Holdco B.V. (“Bitfury”), Cipher’s sole stockholder, and Good Works entered into a Restrictive Covenant Agreement pursuant to which Bitfury agreed, during the term of the agreement and subject to the parameters and limitations set forth in the agreement, not to hire or solicit Cipher Mining Inc.’s employees, not to compete with Cipher Mining Inc. and not to disparage Cipher Mining Inc. The agreement will terminate upon the earlier of seven years from the date of its execution or the termination of the Master Services and Supply Agreement (the “MSSA”) between Bitfury Holding B.V. (“BHBV”) and Cipher. The MSSA is included as Exhibit F to Exhibit 2.1 hereto, and the terms of the MSSA are incorporated herein by reference. Concurrently with the execution of the Merger Agreement, BHBV and Good Works entered into a Restrictive Covenant Agreement pursuant to which BHBV agreed, during the term of the agreement and subject to the parameters and limitations set forth in the agreement, not to hire or solicit Cipher Mining Inc.’s employees, not to compete with Cipher Mining Inc. and not to disparage Cipher Mining Inc.. The agreement will terminate upon the earlier of seven years from the date of its execution or the termination of the MSSA.

The foregoing description of the respective Restrictive Covenant Agreements is subject to and qualified in its entirety by reference to the full text of the form of Restrictive Covenant Agreement, copies of which are included as Exhibits G and H to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

PIPE Financing (Private Placement)

Concurrently with the execution of the Merger Agreement, Good Works entered into subscription agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”). Pursuant to the Subscription Agreements, the PIPE Investors agreed to subscribe for and purchase, and Good Works agreed to issue and sell to such investors, immediately following the Closing (as defined in the Merger Agreement), an aggregate of 37,500,000 shares of Good Works Common Stock for a purchase price of $10.00 per share, for aggregate gross proceeds of $375,000,000 (the “PIPE Financing”).

The closing of the PIPE Financing is contingent upon, among other things, the substantially concurrent consummation of the Business Combination. The Subscription Agreements provide that Good Works will grant the investors in the PIPE Financing certain customary registration rights.

The foregoing description of the Subscription Agreements and the PIPE Financing is subject to and qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Bitfury Private Placement

Concurrently with the execution of the Merger Agreement and the execution of the Subscription Agreements with the PIPE Investors, Bitfury agreed to subscribe for and purchase, and Good Works agreed to issue and sell to Bitfury, concurrent with the Closing (as defined in the Merger Agreement), an aggregate of 5,000,000 shares of Good Works Common Stock in exchange for a benefit-in-kind commitment as payment for such shares (the “Bitfury Private Placement”) pursuant to a subscription agreement with Good Works (the “Bitfury Subscription Agreement”). Bitfury agreed to cause BHBV to discount the Service Fees (as that term is defined in the MSSA) charged by BHBV under the MSSA as follows: that the first $200,000,000 of Service Fees payable by Cipher to BHBV under the MSSA described above shall be subject to a discount of 25%, to be applied at the point of invoicing and shown as a separate line item on each relevant invoice. For the avoidance of doubt, when the aggregate value of such discount reaches $50,000,000, such discount shall automatically cease to apply. Such discount shall constitute BHBV’s benefit-in-kind commitment as payment on behalf of its parent entity, for the issuance of the 5,000,000 shares of Good Works Common Stock pursuant to the Bitfury Private Placement.

The foregoing description of the Bitfury Subscription Agreement and the Bitfury Private Placement is subject to and qualified in its entirety by reference to the full text of the Bitfury Subscription Agreement, a copy of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Lock-Ups

The Sponsor, certain holders of Good Works Common Stock, and Bitfury, Cipher’s sole stockholder immediately prior to the closing of the Business Combination, will enter into lock-up agreements (the “Lock-Up Agreements”) and be subject to post-closing lock-ups with respect to their shares of Good Works Common Stock (but excluding any Private Placement Units, which are units that were issued in a private placement to Good Works’ anchor investors simultaneously with the closing of its initial public offering; each unit consists of one share of Common Stock and one-half of one warrant and were purchased at a price of $10.00 per Private Placement Unit and excluding any shares of Good Works Common Stock issued to Bitfury in the Bitfury Private Placement, which are subject to a separate lock-up restriction, as described in the Bitfury Subscription Agreement); provided that the term of the Lock-Up shall be two years and the Lock-up will allow certain amounts of the shares to be publicly sold after 180 days, subject, in each case, to customary terms and conditions.

The foregoing description of the Lock-Up Agreements is subject to and qualified in its entirety by reference to the full text of the form of Lock-Up Agreements, copies of which are included as Exhibit O and Exhibit N to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Amended and Restated Registration Rights Agreement

At the closing of the Business Combination, the Sponsor, certain stockholders of Good Works, and Bitfury (collectively, the “Holders”) will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”) with Good Works pursuant to which, among other things, the parties thereto will be granted certain customary registrant rights with respect to shares of Good Works Common Stock.

The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit E to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The shares of Good Works Common Stock to be offered and sold in connection with the PIPE Financing have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 7.01. Regulation FD Disclosure.

On March 5, 2021, Good Works and Cipher issued a press release announcing their entry into the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that Good Works and Cipher have prepared for use in connection with the announcement of the Business Combination.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information and Where to Find It

This Current Report relates to a proposed business combination between Good Works and Cipher. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Good Works intends to file a registration statement on Form S-4 that will include a proxy statement of Good Works, an information statement of Cipher and a prospectus of Good Works. The proxy statement/information statement/prospectus will be sent to all Good Works and Cipher stockholders as of a record date to be established for voting on the proposed business combination and the other matters to be voted upon at a meeting of Good Works’ stockholders to be held to approve the proposed business combination and other matters (the “Special Meeting”). Good Works may also file other documents regarding the proposed business combination with the SEC. The definitive proxy statement/information statement/prospectus will contain important information about the proposed business combination and the other matters to be voted upon at the Special Meeting and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Before making any voting decision, investors and security holders of Good Works and Cipher are urged to read the registration statement, the proxy statement/information statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed business combination.

Investors and security holders will be able to obtain free copies of the proxy statement/information statement/prospectus, and all other relevant documents filed or that will be filed with the SEC by Good Works, through the website maintained by the SEC at www.sec.gov, or by directing a request to Good Works Acquisition Corp., 4265 San Felipe, Suite 603, Houston, TX 77027, attention: Cary Grossman or by contacting Morrow Sodali LLC, Good Works’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400) or may contact Morrow Sodali LLC via email to GWAC.info@investor.morrowsodali.com.

Participants in the Solicitation

Good Works, Cipher and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Good Works’ stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Good Works’ directors and executive officers in Good Works’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 17, 2021. To the extent that holdings of Good Works securities have changed since the filing of the Annual Report on Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Good Works’s stockholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus for the proposed transaction when available. Information concerning the interests of Good Works’ participants in the solicitation, which may, in some cases, be different than those of Good Works Acquisition Corp.’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the proposed transaction when it becomes available.

Forward Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination between Good Works and Cipher, including statements regarding the benefits of the proposed business combination, the anticipated timing of the proposed business combination, the services offered by Cipher and the markets in which Cipher operates, business strategies, debt levels, industry environment, potential growth opportunities, the effects of regulations and Good Works’ or Cipher’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “positions,” “enables” and similar expressions (including the negative versions of such words or expressions).

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of Good Works’ securities; (ii) the risk that the proposed business combination may not be completed by Good Works’ business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Good Works; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the stockholders of Good Works, the satisfaction of the minimum trust account amount following redemptions by Good Works’ public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the effect of the announcement or pendency of the proposed business combination on Cipher’s business relationships, performance, and business generally; (v) risks that the proposed business combination disrupts current plans of Cipher and potential difficulties in Cipher employee retention as a result of the proposed business combination; (vi) the outcome of any legal proceedings that may be instituted against Good Works or Cipher related to the agreement and plan of merger or the proposed business combination; (vii) the ability to maintain the listing of Good Works’ securities on the NASDAQ; (viii) the price of Good Works’ securities, including volatility resulting from changes in the competitive and highly regulated industries in which Cipher plans to operate, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business and changes in the combined capital structure; and (ix) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in Good Works’ final proxy statement/information statement/prospectus contained in the Form S-4 registration statement described below, including those under “Risk

Factors” therein, the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Good Works from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Good Works and Cipher assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Good Works nor Cipher gives any assurance that either Good Works or Cipher will achieve its expectations.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1†	Agreement and Plan of Merger, dated as of March [ ● ], 2021, by and among Good Works Acquisition Corp., Currency Merger Sub, Inc., and Cipher Mining Technologies Inc.

10.1	Form of Subscription Agreement.

10.2	Bitfury Subscription Agreement.

99.1	Press Release, dated March 5, 2021.

99.2	Investor Presentation.

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2021

GOOD WORKS ACQUISITION CORP.

By:	/s/ Fred Zeidman
Name:	Fred Zeidman
Title:	Chief Executive Officer and Co-Chairman